Exhibit 99.2

       At Home In the Wattenberg                                                                  NYSE MKT: SYRG      Corporate Presentation – February 2015

 Key Statistics    Stock Price (02/13/15)  $11.87   52 Week High/Low   $14.11-$8.05   Shares Outstanding (02/15/15) Diluted  105 M   Public Float   95 M  Options Outstanding @ avg. price $5.94 (02/15/15)  2.2 M  Avg. Daily Vol. (3 month)  1.9 M  Market Capitalization  $1,239 M  Institutional Holdings   72%  Insider & Employee Holdings, est.   10%  Fiscal Year End  August 31  Cash & Short Term Investments (02/15/15)  $237 M  Total Debt (02/15/15)  $146 M  Forward Looking Statements & Key Statistics  This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this presentation of factors that may affect the company’s future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company’s exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company’s ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company’s capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company’s ability to identify, finance and integrate any future acquisitions; and the volatility of the company’s stock price.    Sources: Capital IQ, SEC, Thomson Reuters, Company estimates. In USD

 Features of the Wattenberg Field  3

Experienced Management Team

SYNERGY RESOURCES CORPORATION

Over 200 Years Combined Experience Operating in the Wattenberg

- **Edward Holloway, co-CEO**
  - 33 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin
  - Built three Wattenberg companies and sold each of them to larger, public companies
- **William Scaff, Jr., co-CEO**
  - Over 30 years of management in the oil and gas industry with focus on the D-J Basin
- **Frank (Monty) Jennings, CFO**
  - More than 35 years of accounting and finance experience, including oil & gas exploration and production
- **Craig Rasmuson, COO**
  - 9 years in the oil and gas industry all focused on the D-J Basin
- **Valerie Dunn, Secretary/Controller**
  - Ms. Dunn has been Controller of SYRG since 2008 and appointed Secretary in 2014. She has 30 years of experience in oil & gas accounting for Wattenberg based companies
- **Ron Morgenstern, VP of Land & Business Development**
  - More than 38 years managing lease assets in various basins in the Rocky Mountains, including the DJ Basin
- **Jon Kruljac, VP, Capital Markets & Investor Relations**
  - 30 years of experience in capital markets including 23 years of focus on small cap, Rocky Mountain E&P companies
- **Brant DeMuth CFA, VP, Finance**
  - 30 years of experience in the oil & gas industry including 20 years of providing capital to industry participants

4

 Cycle Tested Team with World Class Assets  5  Managing Through Down Cycle Results in a Stronger Company in Up Cycle  *Based on average 22 stage completion utilizing sliding sleeves. Plug and perf increases costs by 10-15% per well. **Pro-forma for equity offering closed 2/2/15 and total debt outstanding as of 2/15/15.   Lower estimated completed well costs by 10-20% to $3.1MM-$3.8MM for 2015  Low debt to market capitalization (<15%**) and low cost of debt (~2.5% interest rate)  Recent equity offering of $190MM strengthens the balance sheet and allows the company to take advantage of potential acquisitions and development opportunities  No long term drilling contracts in place, allowing the company flexibility to spend capital when and where it is most economic  High rate of return projects generate strong cash flow to be reinvested toward production and asset growth

 Wattenberg Focused Position     *  Synergy Land Legend Leasehold    *  Corporate headquarters in Platteville, CO  Core Wattenberg Area  NE Wattenberg Extension Area  Colorado  Synergy HQ  75,065 net acres in the Greater Wattenberg Area 36,643 net acre position in the Core Wattenberg (includes leases on 1,739 net acres with rights to formations excluding the Niobrara & Codell)38,422 net acres* in the NE Wattenberg Extension Area (most leases have options to extend the lease for 2-4 years at an average cost of $100 per acre)  *Pending any adjustments to final closing with Vecta on March 23, 2015

Core Wattenberg Stacked Pay HZ Well Inventory

SYNERGY RESOURCES CORPORATION

The maps depict the estimated aerial extent of the Niobrara Benches & Codell formations and are derived from hydrocarbon saturation models utilizing porosity and resistivity open-hole log analysis

Niobrara A Bench


WELD
ADAMS
DENVER
SYNERGY

Niobrara B Bench


WELD
ADAMS
DENVER
SYNERGY

Niobrara C Bench


WELD
ADAMS
DENVER
SYNERGY

Codell


WELD
ADAMS
DENVER
SYNERGY

CORE WATTENBERG
Assumes 20 Wells Per Section*

Niobrara A	234
Niobrara B	288
Niobrara C	291
Codell	247

Total Potential HZ Drilling Locations* **1,060**

*Management estimations of resource potential 3rd Party Proved Locations may differ.

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Payback Focus = Rapid Recycle of Capital

SYNERGY RESOURCES CORPORATION

Cash-on-cash payout depends on the interaction between D&C costs, liquids content (GOR), and commodity price realizations

- EUR range = 225-400+ MBOE
- GOR range = 2,600-8,000+ scf/stb
- D&C Cost range = $3.1mm - $3.8mm



Renfroe 32-1-36 CHZ [1]
Projected Net Cash Flow
Actual Net Cash Flow
Month 12
Month 29
0
12
24
36
48
Cumulative Cash Flow Including D&C Cost, Lease Operating Expense and Production Tax[2]
[1] For illustration purposes only. This well may not reflect typical results.
[2] Excludes Lease Hold & Corporate Overhead

300 MBOE EUR[1] Cash Payout Matrix
(in months)

- Top table assumes flat commodity prices and shows the number of months for the cumulative cash flow to go positive under different D&C assumptions
- Lower table assumes 2%/mo escalating commodity prices from different starting points with $100/bbl and $4.60/mcf caps
- Starting at $40/bbl realized, oil price would reach ~$100/bbl in 48 months

[1] Assumes initial 2,650 scf/stb GOR. Third party reserve engineering report may differ significantly

WTI / HH	$45 / $3.00	**$50.00 / $3.00**	$55 / $3.00	$60 / $3.00
Realized	*$35 / $3.37*	*$40.00 / $3.43*	*$45 / $3.48*	*$50 / $3.53*
		Flat Commodity Price		
Well Cost				
$3.7mm	na	71	49	36
$3.5mm	na	59	41	31
$3.3mm	75	49	35	26
$3.1mm	60	39	29	***23***
$2.9mm	48	33	***24***	19
		Recovery in Commodity Price*		
Well Cost				
$3.7mm	39	32	27	***22***
$3.5mm	36	29	***24***	20
$3.3mm	32	26	22	18
$3.1mm	29	***24***	19	16
$2.9mm	26	21	17	14

* assumes 2%/mo with 100/bbl & $4.60/mcf realized cap

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   Core Wattenberg HZ Operated Wells  Eberle Pad 6 wells  Colorado  Phelps Pad 6 wells  Kelly Farms Pad 4 wells  Union Pad 6 wells  Leffler Pad 6 wells  Renfroe Pad 5 wells  36,643 net acre position in the Core Wattenberg (approximately 20,000 net acres held by production)39 Horizontal wells drilled and completed on 7 SYRG pads with 100% success rate39 wells are comprised of 15 Codell wells, 10 Niobrara C/B wells, 5 Niobrara C wells, 4 Niobrara B wells and 5 wells on the Union pad completed in both the Codell and Niobrara per the geology in the areaProducing wells consist of 37 standard length laterals with an average of 23 frac stages, and 2 mid-length laterals averaging 45 stages29 of the wells are sliding sleeve and 10 wells are plug and perf  Synergy Land Legend Leasehold    Weld 152 Pad 6 wells

Wattenberg Drilling and Completions

SYNERGY RESOURCES CORPORATION

- One rig contracted, currently drilling 11 HZ wells on Cannon Pad finishing in late May
- Completion phase on 29 wells to begin mid-March 2015 on the Kiehn/Weis Pad on the western flank of the Wattenberg Field
- Geis and Weideman Pads are slated to begin completion in May when the Lucerne II Plant is scheduled to be in service
- Potential for 40 gross wells to come on production by Aug 31st, 2015 (36 standard length and 4 extended reach; 30 sliding sleeve and 10 plug and perf completions)
- 24 Niobrara wells (16 C, 7 B and 1 A bench)
- 16 Codell wells



Colorado
LARIMER
WELD
Geis Pad 8 wells
Weideman Pad 8 wells
Kiehn/Weis Pad 13 Wells
Cannon Pad 11 Wells
Synergy Land Legend
Leasehold
Denver
★Operated pads with producing wells.
DRILLING
TO BE COMPLETED

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 38,422 Net Acres NE Wattenberg Extension Area    Core samples exhibit the Greenhorn Formation is thermally mature and has 3.5 % total organic content. The formation is 90 feet in thickness. Synergy is targeting the lower Greenhorn Lincoln Lime which shows the interval to be in the middle of oil maturity and the expulsion window. The thin limestone and marlstone beds are brittle and should be conducive to creating abundant fractures. Synergy plans on procuring seismic data and drilling one well initially and evaluating results to determine future development potential.   Operated Horizontal Drilling Program Targeting the Greenhorn Formation to Commence by 5/31/15Increased working interest to 65%, adding 10k net acres, in an all stock transaction with non-op partner   Note: Offset operator acreage positions reflect approximations and not entire leasehold.  Synergy Land Legend Leasehold

  184,603 Net Acres in Nebraska Conventional Oil Play  Vertical wells targeting conventional oil prone zones in the Lansing and Kansas City Groups of the Upper Pennsylvanian, 4,100-4,800 ft. depth, $550k-$650k est. completed well cost.Synergy has entered into an exploration agreement with a private operator to participate in up to 10 wells covering 8,000 net acres leased by SYRG in Dundy County Nebraska. Synergy will pay 3/8ths the cost of the wells and retain a 50% WI and an overriding royalty Synergy has long term leases with85% Net RevenueInterestActivity commencedin January, 2015Private and publicindustry competitorsare increasing the rigcount and well resultsin the area.Crude locally refined       Synergy Land Legend Leasehold    4,100-4,700 ft. target formations highlighted in gold    Cherokee Group

 Proved Reserves 32MM BOE, PV-10 value $534MM (8/31/14)  13   * Proved Reserves as of 8/31/14 (Ryder Scott 3rd Party Reserve Engineers)                 $MM  PUD PDNP PDP        95% Compound Annual Increase in Value of Proved Reserves Driven by PDP Growth  $534  $72  $149  $236

 Production, Revenue and EBITDA Growth   14    Margin: 77%  Growing Production and Profitability Rapidly and Responsibly  $MM  BOEPD  Margin: 73%  Margin: 73%   * See slide 20 for Adjusted EBITDA (a NON GAAP financial measure ) Reconciliation  History of 100%+ Compound Annual Growth

 Revenue Mix & Average Sales Price  Oil  Gas & NGL    Revenue Mix: 81% Oil, 19% NGL & Gas (11-30-14)  $MM   Average Realized Sales Price per Fiscal Quarter                  Fiscal Quarters  2Q FY-13  3Q FY-13  4Q FY-13  1Q FY-14  2Q FY-14  3Q FY-14  4Q FY-14  1Q FY-15  Oil (Bbls)  $84.20  $83.98  $92.32  $93.06  $86.82  $90.91  $89.72  $73.96  Gas & Liquids (Mcf)  $4.77  $4.76  $5.06  $4.86  $5.93  $5.15  $4.95  $4.74  NGL Premium (%)  32%  34%  39%  35%  33%  39%  37%  35%  BOE  $58.70  $59.33  $64.35  $66.00  $65.32  $67.72  $66.86  $56.47

 Fiscal 2015 Cash CAPEX Budget $270 Million  16  Operated Horizontal Wells$165 Million  Non-Operated Horizontal Wells$15 Million  Land Leasing$10 Million  Fully Funded Budget: 97% Wattenberg FocusedDrilling Budget: 98% Horizontal Wells and 90% Operated   NE Extension, Nebraska & Other$5 Million  Acquisition$75 Million (cash)   Operational and Financial Flexibility Focused on Return of Capital

       Key Takeaways

   Appendix

 Eastern Colorado Assets  63,465 net acres, with long term leases and 85% NRIProven shallow Niobrara dry gas field, economic above $4/mcf2 days to drill and complete vertical wells (est. cost $250k)Area has existing gas gathering and processing infrastructureNumerous deeper exploratory tests being drilled by other operators  19  Synergy Land Legend Leasehold

 Adjusted EBITDA Reconciliation              SYNERGY RESOURCES CORPORATION                                       RECONCILIATION OF NON-GAAP FINANCIAL MEASURES                                       (unaudited, in thousands)                                                                                            Three Months Ended                Twelve Months Ended                         Nov 30,        Nov 30,        Aug 31,          Aug 31,       ADJUSTED EBITDA         2014        2013        2014          2013                                                       Net income         $  21,151        6,100      $  28,853        $  9,581                                                        Depreciation, depletion, and amortization          16,454        5,591         32,958           13,336        Income tax expense          11,744        3,387         15,014           6,870        Stock based compensation          793        419         2,968           1,362        Change in fair value - derivatives          (16,708)        (2,636)         (2,459)        2,649       Interest Income / Expense                  (31)         (82)        50          Adjusted EBITDA     $  33,434        12,830      $  77,252        $  33,848

Hedging Summary as of February 15, 2015

SYNERGY RESOURCES CORPORATION

Month	Collar Volumes Oil (Bbl)	Collar Volumes Gas HH (MMBtu)	Collar Volumes Gas CIG (MMBtu)	Average Collar Prices (1) Oil (Bbl)	Average Collar Prices (1) Gas HH (MMBtu)	Average Collar Prices (1) Gas CIG (MMBtu)
February 1 to December 31, 2015	217,000	792,000	-	$81.52 - $96.89	$4.15 - $4.49	-
January 1 to December 31, 2016	120,000	480,000	1,200,000	$77.92 - $98.51	$3.99 - $4.39	$2.65 - $3.10

Month	Swap Volumes Oil (Bbl)	Swap Volumes Gas HH (MMBtu)	Swap Volumes Gas CIG (MMBtu)	Average Swap Prices (1) Oil (Bbl)	Average Swap Prices (1) Gas HH (MMBtu)	Average Swap Prices (1) Gas CIG (MMBtu)
February 1 to December 31, 2015	309,000	-	-	$85.29	-	-
January 1 to December 31, 2016	184,000	-	-	$85.02	-	-

Month	Put Volumes Oil (Bbl)	Put Volumes Gas HH (MMBtu)	Put Volumes Gas CIG (MMBtu)	Average Option Put Prices (1) Oil (Bbl)	Average Option Put Prices (1) Gas HH (MMBtu)	Average Option Put Prices (1) Gas CIG (MMBtu)
February 1 to December 31, 2015	470,000	-	-	$ 50.00	-	-
January 1 to December 31, 2016	300,000	-	-	$ 50.00	-	-
January 1 to April 30, 2017	80,000	-	-	$ 50.00	-	-

(1) Oil price is based on NYMEX WTI and gas price is based on NYMEX Henry Hub (HH) and/or CIG.

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

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Sell-Side Research Coverage  Firm  Analyst  Brean Capital  Curtis Trimble  Canaccord Genuity  Stephen Berman, CFA  Cowen and Company  Christopher Walling  Euro Pacific Equities  Joel Musante, CFA  FBR & Co.  Megan Repine  Global Hunter Securities  Mike Kelly  GMP Securities  Ipsit Mohanty  Iberia Capital Partners  David Beard, CFA  Imperial Capital  Kim Pacanovsky Ph. D  Johnson Rice & Co.  Welles Fitzpatrick  Key Banc  David Decklebaum  Northland Capital Markets  Mo Dahhane  Roth Capital Partners  Joe Reagor  Stifel  Michael Scialla  SunTrust Robinson Humphrey  Ryan Oatman, CFA  Wunderlich Securities  Irene Haas  Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.